Exhibit (a)(1)(C)

ADS Letter of Transmittal

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ACTION. If you are in any

doubt about what action to take, we recommend that you immediately consult your stockbroker, bank manager, lawyer, accountant or other professional or investment advisor.

If you have sold all your American Depositary Shares (“ADSs”) of Patni Computer Systems Limited (the “Company”), please send this ADS Letter of Transmittal, together with the accompanying documents as soon as possible to the purchaser or to the stockbroker, bank or other agent through whom the sale was effected for transmission to the purchaser.

This document should be read in conjunction with the Letter of Offer dated as of March 28, 2011 (the “Letter of Offer”). The definitions used in the Letter of Offer apply in this ADS Letter of Transmittal. All terms and conditions contained in the Letter of Offer applicable to the Offer (as defined in the Letter of Offer) for ADSs are deemed to be incorporated in and form part of this ADS Letter of Transmittal.

ADS LETTER OF TRANSMITTAL

To Tender American Depositary Shares Evidenced by American Depositary Receipts

(Each ADS Representing Two Shares)

of

PATNI COMPUTER SYSTEMS LIMITED

at

Rs. 503.50 per Share

Pursuant to the Letter of Offer dated as of March 28, 2011

by

PAN-ASIA iGATE SOLUTIONS

and

iGATE GLOBAL SOLUTIONS LIMITED

along with the following Person Acting in Concert

iGATE CORPORATION

(Pan-Asia iGATE Solutions and iGATE Global Solutions Limited are indirect subsidiaries of

iGATE Corporation)

THE OFFER WILL OPEN AT 12:30 A.M., NEW YORK CITY TIME, ON APRIL 8, 2011. THE OFFER AND PRORATION WILL EXPIRE AT 7:00 A.M., NEW YORK CITY TIME, ON APRIL 27, 2011. WITHDRAWAL RIGHTS WILL EXPIRE AT 7:00 A.M., NEW YORK CITY TIME, ON APRIL 21, 2011.

THE ADS TENDER AGENT FOR THE OFFER IS:

THE BANK OF NEW YORK MELLON

By Mail: BNY Mellon Shareowner Services ATTN.: Corporate Action Department P.O. Box 3301 South Hackensack, NJ 07606 Telephone: 1-866-397-5058	By Hand: BNY Mellon Shareowner Services 480 Washington Boulevard ATTN.: Corporate Action Department - 27th Floor Jersey City, NJ 07310 Telephone: 1-866-397-5058	By Overnight Courier: BNY Mellon Shareowner Services 480 Washington Boulevard ATTN.: Corporate Action Department - 27th Floor Jersey City, NJ 07310 Telephone: 1-866-397-5058

Delivery of the ADS Letter of Transmittal to an address other than as set forth above, will not constitute a valid delivery. Delivery of this ADS Letter of Transmittal to the Company or to the Depository Trust Company (“DTC”) will not constitute valid delivery to the ADS Tender Agent. The instructions accompanying this ADS Letter of Transmittal should be read carefully before the ADS Letter of Transmittal is completed. You must sign this ADS Letter of Transmittal in the appropriate space provided therefor and complete the Substitute Form W-9 or applicable Internal Revenue Service Form W-8. See Instruction 10 of this ADS Letter of Transmittal.

THIS ADS LETTER OF TRANSMITTAL IS TO BE USED ONLY FOR TENDERING ADSs EVIDENCED BY AMERICAN DEPOSITARY RECEIPT(S) (“ADRs”) TO THE ADS TENDER AGENT. DO NOT USE THIS ADS LETTER OF TRANSMITTAL FOR TENDERING SHARES OR ADSs HELD THROUGH DTC.

This ADS Letter of Transmittal cannot be used to tender Shares, par value Rs. 2 per share (“Shares”), of Patni Computer Systems Limited, except insofar as the Shares are represented by ADSs evidenced by ADR(s). If you hold Shares which are not represented by ADSs, you can obtain from the Registrar at the address and telephone number indicated on the cover of the Letter of Offer a Form of Acceptance-cum-Acknowledgement for tendering those Shares into the Offer. See Instruction 8 of this ADS Letter of Transmittal.

This ADS Letter of Transmittal is to be used only if ADRs evidencing ADSs are to be forwarded herewith. All ADS Letters of Transmittal, ADRs evidencing ADSs and other required documents delivered to The Bank of New York Mellon (the “ADS Tender Agent”) by holders of ADSs will be deemed (without any further action by the ADS Tender Agent) to constitute acceptance by such holders of the Offer with respect to such ADSs (and the Shares represented thereby), subject to the terms and conditions set forth in the Letter of Offer, dated as of March 28, 2011, including any supplements or amendments thereto, and this ADS Letter of Transmittal.

In the event of an inconsistency between the terms and procedures in this ADS Letter of Transmittal and the Letter of Offer, the terms and procedures in the Letter of Offer shall govern.

BOX 1: DESCRIPTION OF ADSs TENDERED

Name(s), address(es) and daytime phone number(s) of registered holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on ADRs))	ADSs tendered (attach additional list if necessary)(1)
Email ID:

	ADR Serial Number(s)	Number of ADSs Represented by ADRs	Number of ADSs Tendered

Total Number of ADSs Tendered

(1)	Unless otherwise indicated, it will be assumed that all ADSs delivered to the ADS Tender Agent are being tendered. See Instruction 4. You must complete Box 4 in accordance with the instructions set out therein and, if appropriate, Boxes 2 and 3.

INDIAN INCOME TAX MATTERS

Indian income-tax will be withheld from the payment for your ADSs that are tendered and accepted in this offer at the highest rate (42.23% being the present rate which can vary depending on the Indian income-tax law prevailing at the time of actual withholding), unless you are able to check one of the following boxes:

[ ]	I am an individual under Indian income tax law (i.e., a natural person) and therefore claim eligibility for withholding at a reduced rate.

[__]

We are a Foreign Institutional Investor and the nature of income arising on the tendering of ADSs is in the nature of capital gains within the meaning of Indian income tax law. We have submitted to the ADS Tender Agent a copy of a registration certificate issued by the Securities and Exchange Board of India (SEBI) evidencing that status and we have been advised by the Acquirers or their agent that we are eligible to check this box, which means that no Indian income-tax will be withheld from the payment to us.

If you have (i) a “PAN card” issued under the Indian Income Tax Act, (ii) a no-objection certificate/tax clearance certificate from the Indian income tax authorities or (iii) an approval from the Reserve Bank of India, the Acquirers request that you submit a copy of it to the ADS Tender Agent for forwarding to the Acquirers or their agent. However, failure to submit any of these documents will not affect the validity of the tender.

DTC participants acting on behalf of Foreign Institutional Investors must tender ADSs into the contra-CUSIP designated for that purpose. DTC participants must obtain a VOI for such a tender and the copy of a registration certificate issued by the Securities and Exchange Board of India (SEBI) evidencing that the ADS holder is a Foreign Institutional Investor submitted to the ADS Tender Agent must be marked with that VOI. Unless the Acquirers or their agent approve, the ADS Tender Agent will notify the DTC participant and DTC that the tender with that VOI is cancelled and invalid.

DTC participants acting on behalf of an ADS holder that has (i) a “PAN card” issued under the Indian Income Tax Act, (ii) a no-objection certificate/tax clearance certificate from the Indian income tax authorities or (iii) an approval from the Reserve Bank of India, should tender the ADSs into the applicable contra-CUSIP for the status of that ADS holder (regular-maximum tax, individual-reduced tax, or Foreign Institutional Investor-no tax) and obtain a VOI for that tender. The Acquirers request that the DTC participant then submit a copy of the tax document described above to the ADS Tender Agent marked with the VOI for forwarding to the Acquirers or their agent. However, failure to submit any of these documents will not affect the validity of the tender.

Holders of ADRs must deliver their ADRs and all other documents required by this ADS Letter of Transmittal to the ADS Tender Agent or complete the procedures for book-entry transfer on or prior to the expiration of the Offer. See Instruction 2 of this ADS Letter of Transmittal.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To: The Bank of New York Mellon, as ADS Tender Agent:

The undersigned hereby instructs the ADS Tender Agent to accept the Offer on behalf of the undersigned with respect to the above described ADSs (which expression shall in this ADS Letter of Transmittal, except where the context otherwise requires, be deemed to include, without limitation, the Shares represented thereby), subject to the terms and conditions set forth in the Letter of Offer, any supplements or amendments thereto, and this ADS Letter of Transmittal. The undersigned hereby acknowledges that delivery of this ADS Letter of Transmittal and of the ADRs and other required documents delivered to the ADS Tender Agent in connection herewith will be deemed (without any further action by the ADS Tender Agent) to constitute acceptance of the Offer by the undersigned with respect to such ADRs, subject to the rights of withdrawal set forth in Section X of the Letter of Offer titled “Procedure for Acceptance and Settlement of the Offer” and the terms and conditions set forth in this ADS Letter of Transmittal. See Instruction 11 of this ADS Letter of Transmittal.

The undersigned understands that acceptance of the Offer by the undersigned pursuant to the procedures described herein and in the Instructions hereto will constitute a binding agreement between the undersigned and Pan-Asia iGATE Solutions and iGATE Global Solutions Limited (collectively, the “Acquirers”) upon the terms and subject to the conditions of the Offer.

The undersigned hereby delivers ADRs to the ADS Tender Agent for tender of the underlying Shares to the Acquirers, in accordance with the terms and conditions of the Letter of Offer, including any supplements or amendments thereto, and this ADS Letter of Transmittal.

Upon the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extensions or amendments), the undersigned hereby:

(i)	sells, assigns and transfers to the Acquirers all right, title and interest in and to all of the Shares represented by ADSs being tendered hereby (and any and all other securities or rights issued or issuable in respect of such ADSs); and

(ii)	irrevocably constitutes and appoints the ADS Tender Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs (and any such other securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver ADRs for such ADSs (and any such other securities or rights issued or issuable in respect of such ADSs) or transfer the ownership of such ADSs (and any such other securities or rights issued or issuable in respect of such ADSs) on the account books maintained by The Bank of New York Mellon, as depositary (the “Depositary”) for the ADS facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Acquirers, and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and any such other securities or rights issued or issuable in respect of such ADSs), all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares represented by ADSs evidenced by ADRs, which are tendered hereby to the ADS Tender Agent (and any and all other ADSs or other securities issued or issuable in respect thereof) and that when the same are purchased by the Acquirers, the Acquirers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, together with all rights now or hereafter attaching to them, including voting rights and rights to all dividends, other distributions and payments hereafter declared, made or paid, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the ADS Tender Agent or the Acquirers to be necessary or desirable to complete the sale, assignment and transfer of the Shares represented by ADSs evidenced by ADRs, which are tendered hereby (and any and all other securities or rights issued or issuable in respect of such ADSs).

The undersigned agrees to ratify each and every act or action which may be done or effected by any director of, or other person nominated by, the Acquirers or their respective agents, as the case may be, in the exercise of any of his or her powers and/or authorities hereunder. The undersigned undertakes, represents and warrants that if any provision of this ADS Letter of Transmittal shall be unenforceable or invalid or shall not operate so as to afford the Acquirers or the ADS Tender Agent or their respective agents the benefit of the authority expressed to be given in this ADS Letter of Transmittal, the undersigned shall, with all. practicable speed, do all such acts and actions and execute all such documents as may be required to enable the Acquirers or the ADS Tender Agent to secure the full benefits of this ADS Letter of Transmittal.

All authority herein conferred or agreed to be conferred and all undertakings, representations and warranties given pursuant to this ADS Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as otherwise stated in the Letter of Offer, this tender is irrevocable.

Unless otherwise indicated herein in Box 2: Special Issuance Instructions, the undersigned hereby instructs the Acquirers to cause the ADS Tender Agent to:

(i)	issue a check reflecting the purchase price (subject to applicable withholding tax) for the Shares represented by ADSs that are accepted for purchase to the registered holder(s) appearing herein in Box 1: Description of ADSs Tendered for the ADSs, and/or

(ii)	return, or cause to be returned, any ADRs evidencing ADSs for which the underlying Shares were not validly tendered or not otherwise accepted for purchase, in the name(s) of the registered holder(s) appearing herein in Box 1: Description of ADSs Tendered.

Similarly, unless otherwise indicated herein in Box 3: Special Delivery Instructions, the undersigned hereby instructs the Acquirers to:

(i)	mail, or cause to be mailed, a check reflecting the purchase price (subject to applicable withholding tax) for the Shares underlying the ADSs accepted for purchase to the registered holder(s) appearing herein in Box 1: Description of ADSs Tendered for the ADSs, and/or

(ii)	return, or cause to be returned, any ADRs evidencing ADSs for which the underlying Shares were not validly tendered or not otherwise accepted for purchase (and accompanying documents, as appropriate), to the address(es) of the registered holder(s) appearing herein in Box 1: Description of ADSs Tendered.

In the event that both Box 2: Special Issuance Instructions and Box 3: Special Delivery Instructions are completed, the undersigned hereby instructs the Acquirers to:

(i)	(A) issue a check reflecting the purchase price (subject to applicable withholding tax) for the Shares represented by ADSs that are accepted for purchase, and/or (B) return, or cause to be returned, any ADRs evidencing ADSs for which the underlying Shares were not validly tendered or not otherwise accepted for purchase, in the name(s) of the person or persons so indicated; and

(ii)	(A) mail, or cause to be mailed, a check reflecting the purchase price (subject to applicable withholding tax) for the Shares represented by the ADSs that are accepted for purchase, and/or (B) return, or cause to be returned, any ADRs evidencing any ADSs for which the underlying Shares were not validly tendered or not otherwise accepted for purchase (and accompanying documents, as appropriate), to the address(es) of the person or persons so indicated.

The terms and conditions of the Offer contained in the Letter of Offer, as from time to time supplemented or amended, shall be deemed to be incorporated in, and form part of, this ADS Letter of Transmittal, which shall be read and construed accordingly. This ADS Letter of Transmittal shall not be considered complete and valid, and delivery of the consideration pursuant to the Offer shall not be made, until the ADRs being tendered to the ADS Tender Agent and all other required documentation have been received by the ADS Tender Agent as provided in the Letter of Offer and this ADS Letter of Transmittal.

Please note the following:

The Offer is open to all shareholders of the Company, except the Acquirers, iGATE Corporation and the Sellers (as defined in the Letter of Offer). Under Indian law, the Offer is for Shares only. ADS holders who wish to directly tender the Shares underlying their ADSs may instead withdraw the underlying Shares from the ADS facility and directly tender those Shares or follow the procedures herein and in the Letter of Offer with respect to tendering Shares. Although ADS holders are not permitted to directly tender ADSs, ADS holders who wish to participate in the Offer may tender their ADSs to the ADS Tender Agent, who will cause the Shares underlying such holder’s ADSs to be tendered on such ADS holders’ behalf. See Paragraph 107 of the Letter of Offer.

Following the application of the proration and the subsequent acceptance of Shares in the Offer, the ADS Tender Agent will cancel the ADSs to the extent of the acceptance under the Offer and return all unaccepted ADSs to their respective holders. No fees will be assessed to holders for return of their ADSs. ADS cancellation fees of $0.05 per ADS will be deducted from the purchase price for ADSs that are accepted under the Offer.

[    ] Check here if any of the ADRs representing ADSs that you own have been lost or destroyed (see Instruction 9).

Number of ADSs represented by lost or destroyed ADR(s):

BOX 2: SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 5 and 6)

To be completed ONLY if ADR(s) evidencing ADSs representing Shares that are not accepted for purchase and/or the check reflecting the purchase price (subject to applicable withholding tax) for the Shares that are accepted for purchase are to be issued in the name of someone other than the registered holder(s) appearing herein in Box 1: Description of ADSs tendered.

BOX 3: SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5 and 6)

To be completed ONLY if ADR(s) evidencing ADSs representing Shares that are not accepted for purchase and/or the check reflecting the purchase price (subject to applicable withholding tax) of Shares that are accepted for purchase are to be mailed to an address other than the address appearing herein in Box 1: Description of ADSs Tendered.

Issue ☐ Check ☐ ADR Certificate(s) to:		Mail ☐ Check ☐ ADR Certificate(s) to:

Name:		Name:
	(Please Print)		(Please Print)

Address:		Address:
	(Include Zip Code)		(Include Zip Code)
(Tax Identification or Social Security No.) (See Substitute Form W-9 included herein or applicable Internal Revenue Service Form W-8)		(Tax Identification or Social Security No.) (See Substitute Form W-9 included herein or applicable Internal Revenue Service Form W-8)

BOX 4: SIGN HERE AND COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN OR APPLICABLE INTERNAL REVENUE SERVICE FORM W-8

Signature(s) of Holder(s)

(See guarantee requirement below)

Dated:                         , 2011

(Must be signed by registered holder(s) exactly as name(s) appear(s) on ADR Certificate(s). If signed by person(s) to whom the ADSs represented hereby have been assigned or transferred as evidenced by endorsement or stock powers transmitted herewith, the signatures must be guaranteed. If signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5)

Name(s):

(Please Print)
Capacity (full title):

Address:

(Zip Code) GUARANTEE OF SIGNATURE(S) (If required, See Instructions 1, 2 and 5)
Authorized Signature:

Named:

(Please Print)
Name of Firm:

Address:

(Zip Code)

Area Code and Telephone Number

Dated: , 2011

INSTRUCTIONS

1. Guarantee Of Signatures. Except as otherwise provided below, all signatures on this ADS Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program (“STAMP”), the New York Stock Exchange Medallion Program (“MSP”), or the Stock Exchanges Medallion Program (“SEMP”) or any other “eligible guarantor institution” (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934) (each of the foregoing, an “Eligible Institution”). Signatures on this ADS Letter of Transmittal need not be guaranteed (a) if this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered herewith and such holder(s) have not completed either Box 2: Special Issuance Instructions or Box 3: Special Delivery Instructions on this ADS Letter of Transmittal, or (b) if such ADSs are tendered to the ADS Tender Agent for the account of an Eligible Institution. See Instruction 5.

2. Delivery of ADS Letter of Transmittal and ADSs. This ADS Letter of Transmittal is to be completed by ADS holders if ADRs are to be forwarded herewith. ADRs evidencing ADSs, a properly completed and duly executed ADS Letter of Transmittal with any required signature guarantees and any other documents required by this ADS Letter of Transmittal must be delivered to the ADS Tender Agent at one of its addresses set forth herein prior to the closing of the Offer on April 27, 2011 at 7:00 a.m., New York City time (the “Offer Closing Date”). If ADRs are forwarded to the ADS Tender Agent in multiple deliveries, a properly completed and duly executed ADS Letter of Transmittal must accompany each such delivery.

The method of delivery of ADRs and all other required documents is at the sole option and risk of the tendering holders of ADSs. ADRs will be deemed delivered only when actually received by the ADS Tender Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Alternatively, ADS holders may deliver their ADSs through book-entry transfer to an account maintained by the ADS Tender Agent at the Depositary Trust Company (“DTC”) pursuant to the procedures for book-entry transfer set forth in Section X of the Letter of Offer titled “Procedure for Acceptance and Settlement of the Offer.” In the case of such book-entry transfer, an Agent’s message (as defined in the Letter of Offer) must be received by the ADS Tender Agent prior to the Offer Closing Date.

No alternative, conditional or contingent tenders will be accepted, and no fractional or Shares underlying the ADSs will be purchased. By executing this ADS Letter of Transmittal, all tendering ADS holders waive any right to receive any notice of the acceptance of their ADSs for payment.

3. Inadequate Space. If the space provided herein is inadequate, the serial number of ADRs, the number of ADSs represented by such ADRs, the number of ADSs tendered and any other required information should be listed on a separate signed schedule attached hereto.

4. Partial Tenders. If fewer than all of the ADSs evidenced by ADRs delivered to the ADS Tender Agent are to be tendered, fill in the number of ADSs which are to be tendered to the ADS Tender Agent in Box 1: Number of ADSs Tendered. In such case, a new ADR for the untendered ADSs represented by the old ADR will be sent to the person(s) signing this ADS Letter of Transmittal, unless otherwise provided in Box 3: Special Delivery Instructions on this ADS Letter of Transmittal, as soon as practicable after the date such ADSs are accepted for payment. All ADSs delivered to the ADS Tender Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on ADS Letter Of Transmittal, Stock Powers and Endorsements. If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any alteration or change whatsoever. DO NOT SIGN THE BACK OF THE ADRs.

If any of the ADSs tendered hereby to the ADS Tender Agent are owned of record by two or more joint owners, all such owners must sign this ADS Letter of Transmittal. If any of the ADSs tendered to the ADS Tender Agent pursuant to the Offer are registered in different names on several ADRs, it will be necessary to complete, sign and submit as many separate ADS Letters of Transmittal as there are different registrations of ADRs.

If this ADS Letter of Transmittal or any ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Acquirers of their authority to act must be submitted.

If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs listed and transmitted hereby, no endorsements of ADRs or separate stock powers are required unless ADSs (evidenced by ADRs) and/or delivery of ADRs for ADSs not tendered or accepted are to be issued to a person other than the registered holder(s). Signatures on such ADRs or stock power must be guaranteed by an Eligible Institution.

If this ADS Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs listed, the ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holders) appear(s) on the ADRs evidencing such ADSs. Signatures on such ADRs or stock power must be guaranteed by an Eligible Institution.

6. Special Issuance and Delivery Instructions. If (a) the check reflecting the purchase price for Shares underlying the ADSs accepted for purchase and/or Shares underlying the ADSs not accepted for purchase is or are to be issued in the name of a person other than the signer of the one indicated in Box 1: Description of ADS Tendered or (b) the check reflecting the purchase price for Shares underlying the ADSs accepted for purchase and/or Shares underlying the ADSs not accepted for purchase is or are to be mailed to an address other than the address indicated in Box 1: Description of ADSs Tendered, the appropriate Special Issuance Instructions (Box 2) and/or the Special Delivery Instructions (Box 3) on this ADS Letter of Transmittal should be completed. Holders of ADSs utilizing book-entry transfer are referred to the Letter of Offer for information regarding issuances, delivery and payment instructions.

7. No Significant Condition of the Offer. There is no significant condition of the Offer. However, acceptance of the Shares tendered by non-resident Indians and overseas corporate bodies is subject to approval of the Reserve Bank of India. See Section IX of the Letter of Offer titled “Terms and Conditions of the Offer.”

8. Holders of Shares; Requests for Assistance or Additional Copies. Holders of ADRs must use an ADS Letter of Transmittal in order to tender their ADSs to the ADS Tender Agent and accept the Offer unless such holders utilize book-entry transfer as noted. Holders of Shares may not tender their Shares pursuant to this ADS Letter of Transmittal except insofar as they are represented by ADSs evidenced by ADRs. Questions and requests for assistance or additional copies of the Letter of Offer may be directed to the Registrar at its address and telephone number set forth on the cover of the Letter of Offer. Holders of ADSs should direct their questions with respect to the tendering of ADSs, to the ADS Tender Agent at the address set forth on the cover page of this ADS Letter of Transmittal.

9. Lost, Destroyed or Stolen ADRs. If any ADR(s) representing ADS(s) has been lost, destroyed or stolen, the holder should promptly notify the ADS Tender Agent by checking the box on page 5 of this ADS Letter of Transmittal and indicating the number of ADSs represented by the lost, destroyed or stolen ADRs. The holder will then be instructed as to the steps that must be taken in order to replace the ADR(s). This ADS Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed ADRs have been complied with.

10. Taxpayer Identification Number; 28% Backup Withholding; Substitute Form W-9; Internal Revenue Service Form W-8.

To ensure compliance with U.S. Treasury Department Circular 230, holders are hereby notified that: (i) any discussion of U.S. federal tax matters set forth in this Letter of Offer (including any attachment) is not intended or written by the Company to be relied upon, and cannot be relied upon, by holders for the purpose of avoiding penalties that may be imposed on holders under the Internal Revenue Code (the “Code”); (ii) such discussion is written in connection with the promotion or marketing (within the meaning of Circular 230) of the transactions or matters addressed herein by the Company and (iii) holders should seek advice based on their particular circumstances from their own independent tax advisors.

Under current U.S. federal income tax law, the ADS Tender Agent (as payor) may be required to withhold a portion of any payments made to certain holders of ADSs (or other payees) pursuant to the Letter of Offer. To avoid such backup withholding, each tendering U.S. Holder (as defined in the Letter of Offer) or other U.S. payee must provide the ADS Tender Agent with its correct taxpayer identification number (“TIN”) and certify that it is not subject to backup withholding by completing the enclosed Substitute Form W-9. In general, for an individual, the TIN is such individual’s social security number. If the ADS Tender Agent is not provided with the correct TIN, the holder of ADSs (or other payee) may be subject to penalties imposed by the Internal Revenue Service (the “IRS”), and any reportable payments made to such person may be subject to backup withholding at the applicable rate, currently 28%. Such reportable payments generally will be subject to information reporting, even if the ADS Tender Agent is provided with a TIN. For further information concerning backup withholding and instructions for completing Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if ADSs are held in more than one name), consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”

Certain persons (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt U.S. persons should indicate their exempt status on Substitute Form W-9. To satisfy the ADS Tender Agent that a foreign person qualifies as an exempt recipient, such person must submit an IRS Form W-8BEN (or other applicable Form W-8), signed under penalties of perjury, attesting to that person’s exempt status. Such forms can be obtained from the ADS Tender Agent or via the IRS website at www.irs.gov.

A U.S. person’s failure to complete the Substitute Form W-9 or a foreign person’s failure to complete the Form W-8BEN (or the applicable Form W-8) will not, by itself, cause such person’s ADSs to be deemed invalidly tendered, but may require the ADS Tender Agent to withhold a portion of any payments made to such person pursuant to the Letter of Offer. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of U.S. federal income tax withheld. If backup withholding results in an overpayment of U.S. federal income tax, a refund may be obtained provided that the required information is furnished to the IRS in a timely manner. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

11. Withdrawal Rights. Tenders of ADSs may be withdrawn at any time prior to 7:00 a.m., New York City time, on April 21, 2011.

For a withdrawal of a tender of ADSs to be effective, a written notice of withdrawal must be received by the ADS Tender Agent at the address set forth above prior to 7:00 a.m., New York City time, on April 21, 2011. Any such notice of withdrawal must (i) specify the name of the person having tendered the ADSs to be withdrawn, (ii) contain a statement that such holder is withdrawing his or her election to have such ADSs tendered, (iii) be signed by the holder in the same manner as the original signature on the ADS Letter of Transmittal by which such ADSs were tendered (including any required signature guarantees), (iv) specify the ADSs to be withdrawn, if not all of the ADSs tendered by the holder, and (v) in the case of a tender by book-entry transfer, specify the name and number of the account at DTC to be credited with the withdrawn ADSs and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Acquirers, whose determination shall be final and binding on all parties. Any ADSs so withdrawn will be deemed not to have been validly tendered to the ADS Tender Agent for purposes of the Offer and no cash will be paid with respect thereto unless the ADSs so withdrawn are validly retendered. Properly withdrawn ADSs may be retendered by following the procedures described above at any time on or prior to 7:00 a.m., New York City time, on April 21, 2011. In addition, holders utilizing book-entry transfer should note that any ADSs that have been tendered but which are not accepted for payment for any reason will be credited into the ADS Tender Agent’s account at DTC pursuant to the book-entry transfer procedures set forth in Section X of the Letter of Offer titled “Procedure for Acceptance and Settlement of the Offer,” and such ADSs will be credited to an account maintained with DTC for the ADSs as soon as practicable after withdrawal, rejection of tender or termination of the Offer.

11. Indian Tax Matters.

ADS holders are advised to refer to Section X of the Letter of Offer titled “Procedures for Acceptance and Settlement of the Offer” regarding important disclosures regarding the taxation of the consideration to be received by them.

In case the PAN Card issued under the provisions of the Indian Income Tax Act is not submitted or is invalid or does not belong to the ADS holder, the Acquirers will arrange to withhold Indian tax at the greatest of (i) the rate of 20% or at the rate in force, (ii) the rate specified in the relevant provisions of the Indian Income Tax Act, and (iii) the maximum rate as discussed in paragraphs 142 to 144 of the Letter of Offer.

The tax deducted under this Offer is not the final liability of the ADS holder or in no way discharges the obligation of the ADS holder to disclose the amount received pursuant to the Letter of Offer.

ADS holders are advised to consult their tax advisors for the treatment that may be given by their respective tax authorities in their case, and the appropriate course of action that they should take. ADS holders are also advised to get independent tax advice including with respect to whether they would be entitled to claim a refund on any portion of the amounts withheld. The Acquirers and the ADS Tender Agent do not accept any responsibility for the accuracy or otherwise of such advice.

The tax rates and other provisions may undergo changes.

Important: This ADS Letter of Transmittal, together with the ADRs evidencing the ADSs and all other required documents must be received by the ADS Tender Agent on or prior to the Offer Closing Date. In addition, holders utilizing book-entry transfer should note that an Agent’s Message, together with a confirmation of the book-entry transfer of ADSs into the ADS Tender Agent’s account at DTC must be received by the ADS Tender Agent on or prior to the Offer Closing Date.

TO ENSURE COMPLIANCE WITH UNITED STATES TREASURY DEPARTMENT CIRCULAR 230, HOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF UNITED STATES FEDERAL TAX ISSUES IN THIS DOCUMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY HOLDERS, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON HOLDERS UNDER THE UNITED STATES INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) HOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM THEIR OWN INDEPENDENT TAX ADVISORS.

THE BANK OF NEW YORK MELLON

Name:
Please check the appropriate box indicating your status: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other	☐ Exempt from backup withholding

Address (number, street, and apt. or suite no.):
City, state, and ZIP code:
SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	Part 1 – PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number _____________________

Part 2 – Certification –

Under penalties of perjury, I certify that:

(1)     The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2)     I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;

(3)     I am a U.S. citizen or other U.S. person.

Part 3 – Awaiting TIN ☐

THE BANK OF NEW YORK MELLON’s Request for Taxpayer Identification Number (“TIN”)

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).

Signature____________________ Date__________

Name_____________________________________

(Please Print)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature _________________________________	Date _________________________, 2011

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer – Social security numbers have nine digits separated by two hyphens, i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen, i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the name and SOCIAL SECURITY number of –	For this type of account:		Give the name and EMPLOYER IDENTIFICATION number of –

1.	An individual’s account	The individual	6.	Disregarded entity not owned by an individual	The owner

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	7.	A valid trust, estate, or pension trust	The legal entity (do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title) (4)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	8.	Corporate account or LLC electing corporate status	The corporation

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	9.	Association, club, or other tax-exempt organization	The organization

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)

5.	Sole proprietorship or disregarded entity owned by an individual	The owner (3)	10.	Partnership or multi-member LLC not electing corporate status	The partnership

			11.	A broker or registered nominee	The broker or nominee

			15.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name and you may also enter your business name. You may use either your social security number or employer identification number, if you have one, but the IRS encourages you to use your social security number.
(4)	List first and circle the name of the legal trust, estate, or pension trust.
Note:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for business and all other entities), or Form W-7 Application for IRS Individual Taxpayer Identification Number, at an office of the Social Security Administration or the Internal Revenue Service.

To complete Substitute Form W-9 if you do not have a taxpayer identification number, check the box marked “Awaiting TIN” in Part 3, sign and date the Form, and give it to the requester. Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.

Payees Exempt from Backup Withholding

Unless otherwise noted herein, all references below to section numbers or to regulations are references to the Internal Revenue Code and the regulations promulgated thereunder.

Payees specifically exempted from backup withholding on ALL payments include the following:

1.	An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

2.	The United States or any agency or instrumentality thereof.

3.	A state, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

4.	A foreign government or a political subdivision, agency or instrumentality thereof.

5.	An international organization or any agency or instrumentality thereof.

Other payees that may be exempted from backup withholding on ALL payments include the following:

6.	A corporation.

7.	A foreign central bank of issue.

8.	A registered dealer in securities or commodities registered in the United States or a possession of the United States.

9.	A futures commission merchant registered with the Commodity Futures Trading Commission.

10.	A real estate investment trust.

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940.

12.	A common trust fund operated by a bank under section 584(a).

13.	A financial institution.

14.	A middleman known in the investment community as a nominee or custodian.

15.	An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

Payments of Interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if (i) this interest is $600 or more, and (ii) the interest is paid in the course of the payer’s trade or business, and (iii) you have not provided your correct taxpayer identification number to the payer.

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX MARKED “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N.

Privacy Act Notices – Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the number whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

1)	Penalty for Failure to Furnish Taxpayer Identification Number – If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

2)	Failure to Report Certain Dividend and Interest Payments – If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income and such failure is due to negligence, a penalty of 20% is imposed on any portion of an underpayment attributable to the failure.

3)	Civil Penalty for False Statements With Respect to Withholding – If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

4)	Criminal Penalty for Falsifying Information – If you willfully falsify certifications or affirmations, you are subject to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.